DERIVED INFORMATION 9/30/05

$99,750,000

Classes M-2, M-4 & M-5

Mezzanine Bonds Offered

(Approximate)

$12,750,000

Class B-1

Subordinate Bonds Offered

(Approximate)

$1,483,500,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

HEAT 05-8 M-2
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***
	Tranche, Ratings
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	17.9%	17.4%
CDR - Yield Break	24.3	24.3
% Cum Loss 1st $ Principal Loss	17.9%	17.4%
CDR - 1st $ Principal Loss	24.3	23.4

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	18.7%	18.2%
CDR - Yield Break	14.9	14.3
% Cum Loss 1st $ Principal Loss	18.7%	18.1%
CDR - 1st $ Principal Loss	14.9	14.2

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	15.6%	15.1%
CDR - Yield Break	20.1	19.1
% Cum Loss 1st $ Principal Loss	15.6%	15.0%
CDR - 1st $ Principal Loss	20.0	19.0

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	16.9%	16.2%
CDR - Yield Break	13.1	12.4
% Cum Loss 1st $ Principal Loss	16.9%	16.2%
CDR - 1st $ Principal Loss	13.1	12.4

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	18.4%	22.8%	17.9%
CDR - Yield Break	18.5	13.8	16.8
% Cum Loss 1st $ Principal Loss	18.3%	22.8%	17.9%
CDR - 1st $ Principal Loss	18.4	13.8	16.8

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	16.4%	20.1%	15.9%
CDR - Yield Break	15.9	11.3	14.2
% Cum Loss 1st $ Principal Loss	16.3%	20.0%	15.8%
CDR - 1st $ Principal Loss	15.8	11.2	14.1

Average Life:	7.3	12.9	8.3
Window (Dates):	Jun11 - Aug35	Nov15 - Sep35	Dec11 - Aug35

NO Advance "Average Life:	7.6	14.0	8.8
Window (Dates):	Sep11 - Aug35	Sep16 - Sep35	Apr12 - Sep35

HEAT 05-8 M-4
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***
	Tranche, Ratings
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	14.5%	14.0%
CDR - Yield Break	18.2	17.3
% Cum Loss 1st $ Principal Loss	14.5%	14.0%
CDR - 1st $ Principal Loss	18.1	17.3

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	15.3%	14.6%
CDR - Yield Break	11.5	10.9
% Cum Loss 1st $ Principal Loss	15.3%	14.6%
CDR - 1st $ Principal Loss	11.5	10.9

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	12.6%	12.0%
CDR - Yield Break	15.1	14.2
% Cum Loss 1st $ Principal Loss	12.6%	12.0%
CDR - 1st $ Principal Loss	15.1	14.2

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	13.8%	13.0%
CDR - Yield Break	10.2	9.5
% Cum Loss 1st $ Principal Loss	13.7%	13.0%
CDR - 1st $ Principal Loss	10.1	9.5

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	15.0%	20.0%	14.5%
CDR - Yield Break	14.1	11.2	12.6
% Cum Loss 1st $ Principal Loss	14.9%	19.9%	14.4%
CDR - 1st $ Principal Loss	14	11.1	12.5

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	13.2%	17.5%	12.6%
CDR - Yield Break	12.1	9.2	10.6
% Cum Loss 1st $ Principal Loss	13.2%	17.4%	12.6%
CDR - 1st $ Principal Loss	12.1	9.1	10.6

Average Life:	9.4	16.6	11.3
Window (Dates):	May13 - Aug35	May19 - Sep35	May14 - Sep35

NO Advance "Average Life:	9.7	17.5	11.9
Window (Dates):	Aug13 - Sep35	Feb20 - Sep35	Nov14 - Sep35

HEAT 05-8 M-5
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***
	Tranche, Ratings
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	13.1%	12.5%
CDR - Yield Break	15.8	14.9
% Cum Loss 1st $ Principal Loss	13.1%	12.5%
CDR - 1st $ Principal Loss	15.8	14.9

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	13.7%	13.0%
CDR - Yield Break	10.1	9.5
% Cum Loss 1st $ Principal Loss	13.7%	13.0%
CDR - 1st $ Principal Loss	10.1	9.5

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	11.4%	10.7%
CDR - Yield Break	13.2	12.3
% Cum Loss 1st $ Principal Loss	11.4%	10.7%
CDR - 1st $ Principal Loss	13.2	12.3

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	12.3%	11.6%
CDR - Yield Break	8.9	8.3
% Cum Loss 1st $ Principal Loss	12.3%	11.6%
CDR - 1st $ Principal Loss	8.9	8.3

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	13.4%	18.7%	12.9%
CDR - Yield Break	12.3	10.1	10.9
% Cum Loss 1st $ Principal Loss	13.4%	18.5%	12.8%
CDR - 1st $ Principal Loss	12.3	10	10.8

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	11.9%	16.3%	11.3%
CDR - Yield Break	10.6	8.3	9.2
% Cum Loss 1st $ Principal Loss	11.9%	16.3%	11.3%
CDR - 1st $ Principal Loss	10.6	8.3	9.2

Average Life:	9.7	17.0	11.8
Window (Dates):	Aug13 - Sep35	Sep19 - Sep35	Sep14 - Sep35

NO Advance "Average Life:	10.0	18.1	12.5
Window (Dates):	Nov13 - Sep35	Aug20 - Sep35	Mar15 - Sep35

HEAT 05-8 B-1
*** Please fill in the WAL's & Windows for the bottom 3 scenarios (only) ***
	Tranche, Ratings
NO PREPAY STRESS
Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp
Prepay Assumptions	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	8.8%	8.1%
CDR - Yield Break	9.7	8.8
% Cum Loss 1st $ Principal Loss	8.8%	8.1%
CDR - 1st $ Principal Loss	9.6	8.8

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	9.2%	8.5%
CDR - Yield Break	6.4	5.8
% Cum Loss 1st $ Principal Loss	9.1%	8.5%
CDR - 1st $ Principal Loss	6.3	5.8

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	7.6%	4.8%
CDR - Yield Break	8.1	4.8
% Cum Loss 1st $ Principal Loss	7.6%	7.0%
CDR - 1st $ Principal Loss	8.1	7.4

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	8.3%	5.2%
CDR - Yield Break	5.7	3.4
% Cum Loss 1st $ Principal Loss	8.2%	7.5%
CDR - 1st $ Principal Loss	5.6	5.1

Fwd LIBOR/Swap Shift	Forward LIBOR	+200bp	+200bp
Prepay Assumptions	1.00x Base Case	0.50x Base Case	Fixed - 50%
			Floating - 100%

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	9.1%	14.6%	5.9%
CDR - Yield Break	7.7	7.2	4.3
% Cum Loss 1st $ Principal Loss	9.0%	14.6%	8.3%
CDR - 1st $ Principal Loss	7.6	7.2	6.4

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	8.0%	12.7%	5.1%
CDR - Yield Break	6.7	6.0	3.7
% Cum Loss 1st $ Principal Loss	7.9%	12.7%	6.2%
CDR - 1st $ Principal Loss	6.6	6.0	4.6

Average Life:	12.2	21.1	16.7
Window (Dates):	Oct15 - Sep35	Oct23 - Sep35	Oct18 - Sep35

NO Advance "Average Life:	12.4	21.9	5.5
Window (Dates):	Jan16 - Sep35	Aug24 - Sep35	Jul09 - Sep35